UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2014

HYBRID COATING TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53459	20-3551488
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

950 John Daly blvd, Suite 260, Daly City, CA 94015	94015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 491-3449

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On November 24, 2014, Hybrid Coating Technologies Inc. (the “Company”) announced it commenced a private placement financing (the “Private Placement”) in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D and under Regulation S, as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933.

            The Private Placement consists of 10% convertible debentures (“Debentures” and individually a “Debenture”) with a due date of 24 months from the date of issuance, and convertible at the earlier occurrence of: (a) 12 months after the date of Closing (as defined in the Debenture) or (b) once the average closing price for any one 5 consecutive trading day period exceeds $0.60.

            Each Debenture shall be convertible into units (“Units” and individually "Unit") of the Company. Each Unit shall have a conversion price of no less than $0.08 and no more than $0.30, upon the calculation and terms fully set out in the Debentures (“Conversion Price”). Each Unit shall consist of: (i) 1 share of the Company’s common stock (“Common Stock”) par value $0.001 per share; and (ii) 1 stock purchase warrant. Each stock purchase warrant (“Warrant”) is exercisable at any time from the date of issuance and expiring 3 years from the date of issuance, at an exercise price per share equal to the Conversion Price, to purchase 1 additional Share.

            Copies of the Securities Purchase Agreement, Form of Debenture and Form of Warrant are attached hereto. The foregoing descriptions are qualified in their entirety to such exhibits, which are incorporated by reference herein.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

            The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES.

            The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

SECTION 8      OTHER EVENTS

ITEM 8.08      OTHER EVENTS

On November 24, 2014, the Company issued a press release announcing the commencement of the Private Placement, a copy of which is filed as an exhibit hereto.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit	Description
No.

4.1	Form of 10% Convertible Debenture (Pursuant to Regulation D)
4.2	Form of 10% Convertible Debenture (Pursuant to Regulation S)
10.1	Form of Securities Purchase Agreement (Pursuant to Regulation D)
10.2	Form of Securities Purchase Agreement (Pursuant to Regulation S)
10.3	Form of Warrant (Pursuant to Regulation D)
10.4	Form of Warrant (Pursuant to Regulation S)
99.1	Press Release of the Company announcing the commencement of the Private Placement

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYBRID COATING TECHNOLOGIES INC.

By:          /s/:Joseph Kristul
         Joseph Kristul
         President and Chief Executive Officer

Date: November 28, 2014